Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT AND CREDIT DOCUMENTS

Dated as of July 31, 2003

This FIFTH AMENDMENT TO CREDIT AGREEMENT AND CREDIT DOCUMENTS (this “Agreement”) by and among U.S.  RESTAURANT PROPERTIES OPERATING L.P., a Delaware limited partnership (“USRP Operating” or the “Principal Borrower”), USRP FUNDING 2002-A, L.P., a Texas limited partnership (the “General SPE); and together with USRP Operating, the “Existing Borrowers”), USRP (S&C), LLC, a Texas limited liability company (“S&C”), USRP HOLDING CORP., a Texas corporation (“USRP Holding”; and together with S&C, the “New Borrowers”; collectively, the Existing Borrowers and New Borrowers shall be referred to herein from time to time as the “Borrower”), USRP MANAGING, INC., a Delaware corporation and the general partner of USRP Operating, as a Guarantor (the “General Partner”), U.S. RESTAURANT PROPERTIES, INC., a Maryland corporation, as a Guarantor (“USRP REIT”), the Subsidiary Guarantors (as defined in the Credit Agreement referenced below), the Lenders (as defined in the Credit Agreement), BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, the “Agent”) is an amendment to the terms set forth in that certain Credit Agreement dated as of May 31, 2002 among the Borrower, the General Partner, the Subsidiary Guarantors, the Agent, the Lenders and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager (in such capacity “BAS”), as amended or modified by the terms of that certain letter agreement dated as of July 1, 2002 and that certain letter agreement dated as of September, 2002, as further amended by that certain First Amendment to Credit Agreement dated as of September, 2002, as further amended by that certain Assignment of Account (Borrower Collateral Accounts), Agreement Relating to Letters of Credit and Second Amendment to Credit Agreement dated as of April 30, 2003, as further amended by that certain Third Amendment to Credit Agreement dated as of May 31, 2003 and as further amended by that certain Fourth Amendment to Credit Agreement dated as of June 30, 2003 (collectively, as the same may have be further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

WHEREAS, S&C is a Wholly Owned Subsidiary of USRP Holding and USRP Holding is a Wholly Owned Subsidiary of USRP Operating;

WHEREAS, S&C was created for the purpose of holding certain of the Real Properties which currently contribute to the Borrowing Base Asset Value and each Borrower wishes to cause such Real Properties to continue to contribute to the Borrowing Base Asset Value and to cause the New Borrowers to become “Borrowers” under the Credit Agreement and Credit Documents;

WHEREAS, the Existing Borrowers and the New Borrowers have requested and the Lenders and Administrative Agent have agreed to amend the Credit Agreement to add the New Borrowers as “Borrowers” under the Credit Agreement and the other Credit Documents and to otherwise amend the Credit Agreement and Credit Documents on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.                                      Amendments to Credit Agreement.

(a)                                  The introductory paragraph of the Loan Agreement is hereby deleted and replaced with the following:

“THIS CREDIT AGREEMENT, dated as of May 31, 2002 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), is by and among U.S.  RESTAURANT PROPERTIES OPERATING L.P., a Delaware limited partnership (“USRP Operating” or the “Principal Borrower”), USRP FUNDING 2002-A, L.P., a Texas limited partnership (the “General SPE), USRP (S&C), LLC, a Texas limited liability company (“S&C”), USRP HOLDING CORP., a Texas corporation (“USRP Holding”; collectively, with USRP Operating, the General SPE and S&C, the “Borrower”), USRP MANAGING, INC.,

a Delaware corporation and the general partner of USRP Operating, as a Guarantor (the “General Partner”), U.S. RESTAURANT PROPERTIES, INC., a Maryland corporation, as a Guarantor (“USRP REIT”), the Subsidiary Guarantors (as defined herein), the Lenders (as defined herein), BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, the “Agent”) and BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger and Sole Book Manager (in such capacity “BAS”).”

(b)                                 The following definitions are hereby added to Section 1.1 of the Credit Agreement in their proper alphabetical order:

““S&C” has the meaning given to such term in the Preamble of this Credit Agreement.”

““USRP Holding” has the meaning given to such term in the Preamble of this Credit Agreement.”

““USRP Holding Pledge Agreement” means that certain Pledge and Security Agreement entered into by USRP Holding as of July 31, 2003 in favor of the Collateral Agent and for the benefit of the Lender Parties.”

(c)                                  The definitions of the terms “Approved Shoneys Assets”, “Borrower”, “Borrowing Base Asset Value” and “Credit Documents” contained in Section 1.1 of the Credit Agreement are hereby deleted in their entirety and replaced, respectively, with the following:

““Approved Shoneys Assets” means a collective reference to those Shoneys Assets which are wholly owned by the General SPE or S&C and have been approved by the Agent and the Required Lenders as assets which may, to the extent meeting all other requirements set forth herein, contribute to the calculation of the Borrowing Base Asset Value pursuant to a Determination Decision delivered in connection with Section 3.24 hereof.”

““Borrower” means, collectively, USRP Operating, the General SPE, S&C, USRP Holding and their respective permitted successors and assigns.”

““Borrowing Base Asset Value” means, as of any given calculation date, an amount equal to (a) the sum of (i) the sum of the Asset Values of all Real Properties which are wholly owned by the General SPE or S&C; plus (ii) the sum of the Asset Values of each of the Approved Shoneys Assets; less (b) any amounts included in the above calculations that are attributable to (i) assets subject to one or more Liens or Negative Pledges; and (ii) Excluded Assets.”

““Credit Documents” means a collective reference to this Credit Agreement, the Notes, the LOC Documents, the USRP Pledge Agreement, the USRP Holding Pledge Agreement, each Joinder Agreement, any UCC financing statements securing payment under any of such documents, that certain letter agreement dated as of July 1, 2002 with respect to the Credit Agreement, that certain letter agreement dated as of September, 2002 with respect to the Credit Agreement, that certain First Amendment to Credit Agreement dated as of September, 2002, that certain Assignment of Account (Borrower Collateral Accounts), Agreement Relating to Letters of Credit and Second Amendment to Credit Agreement dated as of April 30, 2003, that certain Third Amendment to Credit Agreement dated as of May 31, 2003, that certain Fourth Amendment to Credit Agreement dated as of June 30, 2003, that certain Fifth Amendmetn to Credit Agreement and Credit Documents dated as of July 31, 2004 and any other documents securing the obligations of the Credit Parties under this Credit Agreement or any other Credit Document (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and “Credit Document” means any one of them.”

(d)                                 The text of Section 3.24 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Within thirty (30) days following a written request of the Borrower (a “Determination Request”), the Agent and Required Lenders shall deliver to the Borrower a written notice (a “Determination Decision”) determining whether any Shoneys Assets, as identified by the Borrower in such Determination Request, are assets which may, to the extent meeting all other requirements set forth herein, contribute to the calculation of the Borrowing Base Asset Value.  The decision of the Agent and Required Lenders set forth in the Determination Decision shall be made in the sole discretion of the Agent and Required Lenders.  To the extent any of the assets referenced in a Determination Request are not approved pursuant to the applicable Determination Decision, the Agent and Lenders hereby agree to permit the transfer or disposition of such asset by the General SPE or S&C, as applicable, and to execute such documentation as is reasonably requested by the Borrower to permit such transfer or disposition.  The Borrower shall not make more than two (2) Determination Requests during the term hereof.”

(e)                                  The following two sentences are hereby added to the end of Section 6.13:

“S&C has no Subsidiaries and owns no Capital Stock of any other Person.”

(f)                                    The text of Section 6.27 of the Credit is hereby deleted in its entirety and replaced with the following:

“Each of S&C and the General SPE is a Bankruptcy Remote Borrowing Entity.  USRP Operating owns 99% of the Capital Stock of the General SPE and USRP Holding owns 100% of S&C.”

(g)                                 The text of Section 7.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary not prohibited by Section 8.4 or Section 8.5, each Credit Party will, and will cause each of its corporate Subsidiaries to, do all things necessary to preserve and keep in full force and effect its existence, rights, franchises, authority and status as a REIT or Qualified REIT Subsidiary, as applicable.  The General SPE and S&C shall each maintain their respective status as a Bankruptcy Remote Borrowing Entities and each of the Credit Parties shall take such action as is required to maintain such status at all times during the term hereof.  The General SPE shall, at all times during the term hereof, remain a Wholly Owned Subsidiary of USRP Operating, S&C shall, at all times during the term hereof, remain a Wholly Owned Subsidiary of USRP Holding and USRP Holding shall, at all times during the term hereof, remain a Wholly Owned Subsidiary of USRP Operating.”

(h)                                 The text of Section 8.5(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b)                           Neither the General SPE nor S&C shall sell, transfer, assign, pledge, encumber or otherwise dispose of any of their respective assets except to the extent the General SPE or S&C, as applicable, obtains the prior written consent of the Agent (which consent may be withheld at the sole reasonable discretion of the Agent).”

(i)                                     The text of Section 8.15(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(c)                            the General SPE shall not, at any time, contract, create, incur, assume or permit to exist any Lien with respect to any of its assets except to the extent such Liens are of the types described in Sections 8.2(a), (b), (c), (d), (e), (f), (h) and (i);”

(j)                                     The word “and” at the end of clause (d) of Section 8.15 is hereby deleted, the period (“.”) at the end of clause (e) thereof is hereby deleted and replaced with a semicolon (“;”) and the following clauses (f), (g) and (h) are hereby added to Section 8.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(f)                              S&C shall not, at any time, contract, create, incur, assume or permit to exist any Lien with respect to any of its assets except to the extent such Liens are of the types described in Sections 8.2(a), (b), (c), (d), (e), (f), (h) and (i);

(g)                                 S&C shall not, in any case, incur any Indebtedness or Contingent Obligations aside from Indebtedness and/or Contingent Obligations arising in connection with the Credit Documents and Indebtedness and/or Contingent Obligations of the type described in Section 8.1(e); and

(h)                                 USRP Holding shall not, at any time, contract, create, incur, assume or permit to exist any Lien on its ownership interests in S&C or on the income derived therefrom (except to the extent such Liens arise in connection with the Credit Documents).”

2.                                      References to “Borrower” in Credit Documents.  All references to the “Borrower” or “Borrowers” contained in each of the Credit Documents are hereby deemed to mean a collective reference to the Existing Borrowers and the New Borrowers and any list of such parties is hereby deemed to include reference to the New Borrowers.

3.                                      Reaffirmation of Representations.  The Borrower, General Partner and each of the other Guarantors hereby repeat and reaffirm all representations and warranties (as modified, supplemented or amended herein) made by such party to the Agent and the Lenders in the Credit Agreement and the other Credit Documents to which it is a party on and as of the date hereof (or, if any representation and warranty expressly relates to an earlier date, on and as of such earlier date) with the same force and effect as if such representations and warranties were set forth in this Agreement in full.  The New Borrowers hereby join in the making of such representations and warranties.  Each of the undersigned Credit Parties hereby acknowledges and consents to the terms, conditions and revisions set forth in this Agreement.

4.                                      Reaffirmation of Guaranty. The General Partner and each of the other Guarantors hereby each reaffirm their continuing guaranty obligations to the Agent and the Lenders under the Credit Agreement and agree that the transactions contemplated by this Agreement shall not in any way affect the validity and enforceability of their respective guaranties or the Credit Agreement or reduce, impair or discharge their obligations thereunder.

5.                                      Conditions Precedent.  The effectiveness of this Agreement is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)                                  a counterpart of this Agreement duly executed by each of the parties listed in the preamble hereof;

(b)                                 a fully executed version of the USRP Holding Pledge Agreement in form and substance similar to the document attached hereto as Exhibit A;

(c)                                  a fully executed original of an amended and restated Revolving Note in form and substance similar to the document attached hereto as Exhibit A;

(d)                                 the following corporate documents:

(i)                                     Charter Documents.  Copies of the articles or certificates of incorporation or other charter documents of each New Borrower certified to be true and complete as of a recent date by the appropriate governmental authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Person to be true and correct as of the date hereof;

(ii)                                  Bylaws.  A copy of the bylaws, operating agreement or equivalent of each New Borrower certified by a secretary or assistant secretary of such Person to be true and correct and in force and effect as of the date hereof;

(iii)                               Resolutions.  Copies of resolutions of the board of directors or other governing body of each New Borrower approving and adopting the transactions entered into and obligations assumed pursuant to the terms hereof, approving and adopting the Credit Agreement and the other Credit Documents (as amended hereby) to which it is a party and authorizing execution and delivery of this the Loan Documents to which it is a party, such resolutions to be certified by a secretary or assistant secretary of such New Borrower to be true and correct and in force and effect as of the date hereof;

(e)                                  evidence that all governmental, shareholder and third-party consents and approvals (if any) necessary in connection with the New Borrowers becoming parties to the Credit Agreement and other Credit Documents have been obtained;

(f)                                    payment by Borrower of all outstanding fees and expenses of the Agent, the Issuing Lender, the Collateral Agent, each Lender and the Agent’s, Issuing Lender’s, Collateral Agent’s and Lenders’ counsel (if any) incurred in connection with the preparation of this Agreement and all other fees and expenses relating to the preparation, execution and delivery of this Agreement or otherwise related to the Credit Agreement or the Credit Documents which are due and payable on the date hereof or as of the date of the applicable advance, including, without limitation, payment to the Agent, Issuing Lender, Collateral Agent and the Lenders of attorneys’ fees, consultants’ fees, travel expenses, all fees and expenses associated with prior transactions entered into or contemplated by and between Borrower and the Agent, Collateral Agent, Issuing Lender and/or the Lenders and all other fees and expenses due and then-owing from the Borrower to the such Persons pursuant to the terms hereof and the Credit Documents;

(g)                                 evidence, satisfactory to the Agent, that S&C qualifies as a Bankruptcy Remote Borrowing Entity and a taxable REIT subsidiary under the Code and that the execution and performance by the Credit Parties under the Credit Documents shall not affect such status; and

(h)                                 such other documents, instruments and agreements as the Agent may reasonably request.

6.                                      Additional Representations.  The Borrower (including, without limitation, the New Borrower), General Partner and each of the other Guarantors collectively represent and warrant to the Agent and the Lenders that:

(a)                                  Authorization.  The Borrower, General Partner and each other Guarantor, respectively, has the right and power and has obtained all authorizations necessary to execute and deliver this Agreement and to perform its respective obligations hereunder and under the Credit Agreement and Credit Documents, as amended by this Agreement, in accordance with their respective terms.  This Agreement has been duly executed and delivered by a duly authorized officers of the Borrower, General Partner and each other Guarantor, respectively, and each of this Agreement and the Credit Agreement and Credit Documents, as amended by this Agreement, is a legal, valid and binding obligation of the Borrower, General Partner and each other Guarantor (each as applicable), enforceable against the Borrower, General Partner and each other Guarantor (each as applicable) in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein may be limited by equitable principles generally.

(b)                                 Compliance with Laws, etc.  The execution and delivery by the Borrower, General Partner and the other Guarantors of this Agreement and the performance by the Borrower, General Partner and/or the other Guarantors of this Agreement and the Credit Agreement and Credit Documents, as amended by this Agreement, in accordance with their respective terms, does not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower, General Partner, any of the other Guarantors or any other Consolidated Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, General Partner, any of the other Guarantors or any other Consolidated Party, or any indenture, agreement/or other instrument to which the Borrower, General Partner, any of the other Guarantors or any other Consolidated Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, General Partner, any other Guarantor or any other Consolidated Party other than in favor of the Agent for the benefit of the Lenders; and

(c)                                  No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Agreement.

7.                                      Waivers; Delays; Omissions.  No waiver by Lenders of any default shall be deemed to be a waiver of any other subsequent default, nor shall any such waiver by Lenders be deemed to be a continuing waiver.  No delay or omission by Lenders in exercising any right or power hereunder, or under any other writings executed by Assignor or any obligor as security for or in connection with the Credit Party Obligations, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Lenders hereunder or under such other writings.

8.                                      Maximum Applicable Interest Rates.  No provision herein or in any promissory note, instrument, or any other document, instrument or agreement evidencing the Credit Party Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other document, instrument or agreement, the provisions of this paragraph shall govern, and no obligor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to the usury laws now in force, all promissory notes, instruments, and other documents, instruments or agreements evidencing the Credit Party Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

9.                                      Default.  The failure of the Borrower or any of the Guarantors to perform any of their respective obligations under this Agreement or the material falsity of any representation or warranty made herein shall, at the option of the Agent and/or Lenders (as determined in accordance with the Credit Agreement) after expiration of any applicable cure period, constitute an Event of Default under the Credit Documents.

10.                               GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

11.                               Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.   No Credit Party shall transfer or assign any of their respective rights or obligations hereunder without the prior written consent of the Agent.

12.                               Certain References.  Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Agreement.

13.                               Expenses; Opinion.  The Borrower shall reimburse the Collateral Agent, Issuing Lender, Agent and Lenders upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the such Persons in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.  Additionally, the Borrower shall deliver, within thirty (30) days of the date hereof, a legal opinion from counsel to the Credit Parties concerning (a) the due authorization, execution, delivery and enforceability of this Agreement and the Credit Agreement, as amended to date and (b) such other matters as may be reasonably requested by the Agent, in each case in form and substance acceptable to the Agent.

14.                               Release.  Each Credit Party hereby represents and warrants that it has no claims, counterclaims, offsets, or defenses to any of the Credit Documents, or to the performance of their respective obligations thereunder and, in consideration of the Lenders’ and Agent’s willingness to grant the amendment referenced herein, hereby releases the Issuing Lender, Agent, the Collateral Agent, the Lenders, BAS, and each of their respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

15.                               Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

16.                               No Novation. The parties hereto intend this Agreement to evidence the amendments to the terms of the existing indebtedness of the Borrower and Guarantors to the Lenders as specifically set forth herein and do not intend for such amendments to constitute a novation in any manner whatsoever.

17.                               Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date hereof.

PRINCIPAL BORROWER:	U.S. RESTAURANT PROPERTIES OPERATING, L.P.

By: USRP MANAGING, INC.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

GENERAL SPE:
USRP FUNDING 2002-A, L.P.

By: USRP (SFGP) 2, LLC

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

S&C:
USRP (S&C), LLC

By: USRP Holding Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP HOLDING CORP.:
USRP HOLDING CORP.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

GENERAL PARTNER:
USRP MANAGING, INC.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP REIT:
U.S. RESTAURANT PROPERTIES, INC.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

SUBSIDIARY GUARANTORS:

ARKANSAS RESTAURANTS #10, L.P., a Texas limited partnership

By: North American Restaurant Management, Inc.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

RESTAURANT PROPERTY PARTNERS, L.P., a Texas limited partnership

By: Restaurant Funding, Inc

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

SOUTHEAST FAST-FOOD PARTNERS, L.P., a Texas limited partnership

By: Bulldog Management, Inc.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (66), LTD., a Texas limited partnership

By: USRP GP1, LLC

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (FAIN 10), L.P., a Texas limited partnership

By: USRP GP5, LLC

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (KATY), L.P., a Texas limited partnership

By: USRP GP8, LLC

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (LAVID), L.P., a Texas limited partnership

By: USRP GP, LLC

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (PAC), L.P., a Texas limited partnership

By: USRP (Cap), Inc.

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (QUEST), L.P., a Texas limited partnership

By: USRP GP4, LLC

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (SAN ANTONIO), LTD., a Texas limited partnership

By: USRP GP, LLC

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (T&C), L.P., a Texas limited partnership

By: USRP GP3, LLC

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

BULLDOG MANAGEMENT, INC.

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

NORTH AMERICAN RESTAURANT MANAGEMENT, INC.,

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

RESTAURANT FUNDING, INC.

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

PINNACLE RESTAURANT GROUP, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (ACQUISITION), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (BC), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (BILL), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (BOB), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (CAL), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (CAP), INC. a Texas corporation

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (CARROLL), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (CENTRAL AVENUE), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (CHRIS), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (DEEDEE), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (DON), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (FINANCE), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (FRED), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (GANT1), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (GANT2), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (GOLD), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP GP, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP GP1, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP GP3, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP GP4, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP GP5, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP GP8, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (ILLINOIS), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (JENNIFER), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (JONES), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (JV2), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (MANAGER), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (MIDON), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (MINNESOTA), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (MISSOURI), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (MOLLY), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (PALMA), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (PAT), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (POPEYE’S), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (RIBBIT), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (SARAH), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (ST. LOUIS), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (STEVE), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (SUSI), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (SYBRA), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (VALERIE), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

FUEL SUPPLY, INC.

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

PINNACLE RESTAURANT GROUP II, LLC

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (CAROLINA), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (LINCOLN), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (NORMAN), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (WEST VIRGINIA) PARTNERS, L.P.

By:	USRP Renovation Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

U.S. RESTAURANT PROPERTIES DEVELOPMENT, L.P.

By: Restaurant Contractor Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

RESTAURANT RENOVATION PARTNERS, L.P.

By: Restaurant Acquisition Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

RESTAURANT ACQUISITION CORP.

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

RESTAURANT CONTRACTOR CORP.

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP RENOVATION CORP.

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

[remainder of page left intentionally blank – additional signature page to follow]

AGENT/ISSUING LENDER/LENDER/COLLATERAL AGENT :

BANK OF AMERICA, N.A., in its capacity as Agent, Issuing Lender, sole Lender and Collateral Agent

By:
Name:
Title:

EXHIBIT A

FORM OF USRP HOLDING PLEDGE AGREEMENT

PLEDGE AGREEMENT
[USRP HOLDING PLEDGE AGREEMENT]

THIS PLEDGE AGREEMENT, dated as of July 31, 2003 (this “Pledge Agreement”) is made by (a) USRP HOLDING CORP., a Texas corporation, as pledgor (in such capacity, the “Pledgor”), and (b) BANK OF AMERICA, N.A., in its capacity as Agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in Section 1 hereof).

RECITALS

WHEREAS, pursuant to the terms of that certain Credit Agreement dated as of May 31, 2002 by and among U.S.  RESTAURANT PROPERTIES OPERATING L.P., a Delaware limited partnership (“USRP Operating” or the “Principal Borrower”), USRP FUNDING 2002-A, L.P., a Texas limited partnership (the “General SPE), USRP (S&C), LLC, a Texas limited liability company (“S&C”), USRP HOLDING CORP., a Texas corporation (“USRP Holding”; collectively, with USRP Operating, the General SPE and S&C, the “Borrower”), USRP MANAGING, INC., a Delaware corporation and the general partner of USRP Operating, as a Guarantor (the “General Partner”), U.S. RESTAURANT PROPERTIES, INC., a Maryland corporation, as a Guarantor (“USRP REIT”), the Subsidiary Guarantors (as defined herein), the Lenders (as defined herein), BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, the “Agent”) and BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger and Sole Book Manager (in such capacity “BAS”), as amended or modified by the terms of that certain letter agreement dated as of July 1, 2002 and that certain letter agreement dated as of September, 2002, as further amended by that certain First Amendment to Credit Agreement dated as of September, 2002, as further amended by that certain Assignment of Account (Borrower Collateral Accounts), Agreement Relating to Letters of Credit and Second Amendment to Credit Agreement dated as of April 30, 2003, as further amended by that certain Third Amendment to Credit Agreement dated as of May 31, 2003, as further amended by that certain Fourth Amendment to Credit Agreement dated as of June 30, 2003 and as further amended by that certain Fifth Amendment to Credit Agreement and Credit Documents dated as of July 31, 2003 (collectively, as the same may have be further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), the Secured Parties have agreed to make loans upon the terms and subject to the conditions set forth therein;

WHEREAS, it is a condition precedent to the effectiveness of that certain Fifth Amendment to Credit Agreement and Credit Documents dated as of July 31, 2003 and the inclusion of the Pledgor as a Borrower under the Credit Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Collateral Agent for the ratable benefit of the Secured Parties; and

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       Definitions. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement. The following terms which are defined in the Uniform Commercial Code as in effect in the State of North Carolina as of the date hereof are used herein as so defined:  Accession, Financial Asset, Proceeds and Security.  In addition, the following terms have the following meanings:

“Secured Obligations” means, without duplication, (i) all of the obligations of the Credit Parties to any Secured Party, whenever arising, under the Credit Agreement or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code), whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, howsoever evidenced, created, held or acquired, whether primary, secondary, direct, contingent, or joint and several, as such obligations may be amended, modified, increased, extended, renewed or replaced from time to time, (ii) all of the obligations of the Credit Parties to any Secured Party under any Hedging Agreement, and (iii) all costs and expenses incurred in connection with enforcement and collection of the foregoing obligations, including reasonable attorneys’ fees and the allocated cost of internal counsel.

“Secured Parties” means a collective reference to the Agent, the Lenders, the Sole Lead Arranger and the Sole Book Manager (each as defined in the Credit Agreement) and the Collateral Agent.

“UCC” means the Uniform Commercial Code, as in effect in the State of North Carolina.

2.                                       Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, Pledgor hereby grants, pledges and assigns to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Pledged Collateral”):

(a)                                  Pledged Capital Stock.  (i) 100% of the issued and outstanding Capital Stock owned by Pledgor in the entities set forth on Schedule 2(a) attached hereto and (ii) 65% of the issued and outstanding classes of Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956 2(c)(2)) (“Voting Equity”) and 100% of the issued and outstanding classes of Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956 2(c)(2)) (“Non Voting Equity”) owned by the Pledgor of each foreign Subsidiary of the Pledgor set forth on Schedule 2(b), in each case together with the certificates (or other agreements or instruments), if any, representing such Capital Stock and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Capital Stock described in Sections 2(b) and 2(c) below, the “Pledged Capital Stock”), including, but not limited to, the following:

(A)                              all shares, securities, partnership interests, membership interests or other equity interests representing a dividend on any of the Pledged Capital Stock, or representing a distribution or return of capital upon or in respect of the Pledged Capital Stock, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Capital Stock; provided, however, that such Pledgor shall not be required to deliver more than 65% of the Voting Equity of any Person that is a foreign Subsidiary of the Pledgor; and

(B)                                without affecting the obligations of the Pledgor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Capital Stock and in which such issuer is not the surviving entity, the Capital Stock (in the applicable percentage specified in Section 2(a) above) of the successor entity formed by or resulting from such consolidation or merger.

(b)                                 Additional Shares.  (i) 100% of the issued and outstanding Capital Stock of any Person which is hereafter listed on Schedule 2(a), as amended from time to time and (ii) 65% of the Voting Equity and 100% of the Non Voting Equity owned by the Pledgor of any Person which is hereafter listed on Schedule 2(b), as amended from time to time, in each case together with the certificates (or other agreements or instruments), if any, representing such Capital Stock.

(c)                                  Proceeds. All Accessions and all Proceeds of any and all of the foregoing, including, without limitation, all cash and non-cash proceeds and products of the foregoing, however and whenever acquired and in whatever form.

Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that Pledgor may from time to time hereafter deliver additional shares of Capital Stock to the Collateral Agent as collateral security for the Secured Obligations.  Upon delivery to the Collateral Agent, such additional Capital Stock shall be deemed to be part of the Pledged Collateral and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional Capital Stock.

3.                                       Security for Secured Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for the Secured Obligations.

4.                                       Delivery of the Pledged Collateral; Perfection of Security Interest.

(a)                                  Delivery of Certificates.  Pledgor shall deliver to the Collateral Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Capital Stock of Pledgor and (ii) promptly upon the receipt thereof by or on behalf of Pledgor, all other certificates and instruments constituting Pledged Collateral of Pledgor.  Prior to delivery to the Collateral Agent, all such certificates and instruments constituting Pledged Collateral of Pledgor shall be held in trust by Pledgor for the benefit of the Collateral Agent pursuant hereto.  All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto with appropriate reference made therein to capital stock, partnership interests or membership interests, as appropriate.

(b)                                 Additional Securities.  If Pledgor shall receive by virtue of its being, becoming or having been the owner of any Pledged Collateral, any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or membership or equity interests, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then, subject to the percentage limitations set forth in Section 2(a) above, Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Secured Parties, shall segregate it from Pledgor’s other property and shall deliver it forthwith to the Collateral Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

(c)                                  Financing Statements.  Pledgor shall execute and deliver to the Collateral Agent such UCC or other applicable financing statements as may be reasonably requested by the Collateral Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of Pledgor.

(d)                                 Control.  If necessary to perfect the Secured Parties’ security interest in any Pledged Collateral consisting of uncertificated Pledged Capital Stock, upon request of the Collateral Agent, (i) the Pledgor shall, and shall cause each issuer of such uncertificated Pledged Capital Stock (each an “Issuer”) to, execute a control agreement in form and substance reasonably acceptable to the Collateral Agent.  Pledgor hereby authorizes and instructs each Issuer that is a party to this Pledge Agreement to comply with any instruction received by it from the Collateral Agent in writing that (y) states that an Event of Default has occurred and is continuing and (z) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from Pledgor, and Pledgor agrees to indemnify such Issuer for any loss, damage or liability incurred by such Issuer in acting upon such instructions of the Collateral Agent.

5.                                       Representations and Warranties.  Pledgor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that:

(a)                                  Authorization of Pledged Capital Stock.  The Pledged Capital Stock is duly authorized and validly issued, is fully paid and, with respect any Pledged Capital Stock consisting of stock of a corporation, nonassessable and is not subject to the preemptive rights of any Person.  All other shares of Capital Stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and, with respect any Pledged Capital Stock consisting of stock of a corporation, nonassessable and not subject to the preemptive rights of any Person.

(b)                                 Title.  Pledgor has good and indefeasible title to the Pledged Collateral of Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens.  There exists no “adverse claim” within the meaning of Section 8-102 of the UCC with respect to the Pledged Capital Stock of Pledgor.

(c)                                  Exercising of Rights.  The exercise by the Collateral Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting Pledgor or any of its property.

(d)                                 Pledgor’s Authority.  No authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Capital Stock is required either (i) for the pledge made by Pledgor or for the granting of the security interest by Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Collateral Agent or the Secured Parties of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

(e)                                  Security Interest/Priority.  This Pledge Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Pledged Collateral.  The taking possession by the Collateral Agent of the certificates, if any, representing the Pledged Capital Stock and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Collateral Agent’ security interest in the Pledged Capital Stock and such certificates and instruments and, upon the filing of UCC financing statements or registration of the Collateral Agent’ security interest on the books and records of the Issuers of any uncertificated Pledged Capital Stock, the Collateral Agent shall have a first priority perfected security interest in all other Pledged Collateral represented by such Pledged Capital Stock.  Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

(f)                                    Partnership and Membership Interests.  Except as previously disclosed to the Collateral Agent, none of the Pledged Shares consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

(g)                                 No Other Capital Stock.  Pledgor owns no Capital Stock in the SPE Sub other than as set forth on Schedule 2(a) and Schedule 2(b) attached hereto.

(h)                                 Partnership and Limited Liability Company Interests.  Except as previously disclosed to the Collateral Agent, none of the Pledged Capital Stock consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a “security” or a “financial asset” as such terms are defined in Article 8 of the UCC.

6.                                       Covenants.  Pledgor hereby covenants, that until such time as the Credit Party Obligations are fully satisfied, Pledgor shall:

(a)                                  Books and Records.  Mark its books and records (and shall cause the issuer of the Pledged Capital Stock of Pledgor to mark its books and records) to reflect the security interest granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Pledge Agreement.

(b)                                 Defense of Title.  Warrant and defend title to and ownership of the Pledged Collateral of Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

(c)                                  Further Assurances.  Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Collateral Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of Pledgor (including, without limitation, the execution and filing of UCC financing statements and any and all action necessary to satisfy the Collateral Agent that the Collateral Agent has obtained a first priority perfected security interest in all Pledged Capital Stock); (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Collateral Agent upon the occurrence or during the continuance of an Event of Default, delivering to the Collateral Agent irrevocable proxies in respect of the Pledged Collateral of Pledgor.  To that end, Pledgor agrees that the Collateral Agent may file one or more financing statements disclosing the Collateral Agent’s security interest in any or all of the Pledged Collateral of Pledgor without Pledgor’s signature thereon, and further Pledgor also hereby irrevocably makes, constitutes and appoints the Collateral Agent, its nominee or any other person whom the Collateral Agent may designate, as Pledgor’s attorney-in-fact with full power and for the limited purpose to sign in the name of Pledgor any such financing statements (including renewal statements), amendments and supplements, notices or any similar documents that in the Collateral Agent’s reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Secured Obligations remain unpaid and until the commitments relating thereto shall have been terminated.  Pledgor hereby agrees that a carbon, photographic or other reproduction of this Pledge Agreement or any such financing statement is sufficient for filing as a financing statement by the Collateral Agent without notice thereof to Pledgor wherever the Collateral Agent may in its sole discretion desire to file the same.  In the event for any reason the law of any jurisdiction other than Delaware becomes or is applicable to the Pledged Collateral of Pledgor or any part thereof, or to any of the Secured Obligations, Pledgor agrees to execute and deliver all such instruments and to do all such other things as the Collateral Agent reasonably deems necessary to preserve, protect and enforce the security interests of the Collateral Agent under the law of such other jurisdiction (and, if Pledgor shall fail to do so promptly upon the request of the Collateral Agent, then the Collateral Agent may execute any and all such requested documents on behalf of Pledgor pursuant to the power of attorney granted hereinabove).  If any Pledged Collateral is in the possession or control of Pledgor’s agents and the Collateral Agent so requests, Pledgor agrees to notify such agents in writing of the Collateral Agent’s security interest therein and, upon the Collateral Agent’s request, instruct them to hold all such Pledged Collateral for its account and subject to the Collateral Agent’s instructions.  Pledgor agrees to mark its books and records to reflect the security interest of the Collateral Agent in the Pledged Collateral.

(d)                                 Amendments.  Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

(e)                                  Compliance with Securities Laws.  File all reports and other information now or hereafter required to be filed by Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of Pledgor.

(f)                                    Issuance, Acquisition or Encumbrance of Capital Stock.  Not issue or acquire any Capital Stock or execute any warrants, pledges or similar instruments pledging or in any manner encumbering its currently outstanding Capital Stock except to the extent required by the Credit Documents.

7.                                       Performance of Obligations and Advances by Collateral Agent or Secured Parties. On failure of Pledgor to perform any of the covenants and agreements contained herein, the Collateral Agent or any of the Secured Parties may, at its sole option and in its reasonable discretion, perform or cause to be performed the same and in so doing may expend such sums as the Collateral Agent or such Secured Party may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent or such Secured Party may make for the protection of the security hereof or which may be compelled to make by operation of law.  All such sums and amounts so expended shall be repayable by the Pledgor on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans.  No such performance of any covenant or agreement by the Collateral Agent or the Secured Parties on behalf of Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgor of any default under the terms of this Pledge Agreement, the Credit Agreement, any of the other Credit Documents or any other documents relating to the Secured Obligations.  The Collateral Agent or any Secured Party may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

8.                                       Events of Default. The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an event of default hereunder (an “Event of Default”).

9.                                       Remedies.

(a)                                  General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent and the Secured Parties shall have, in addition to the rights and remedies provided herein, in the Credit Agreement, the other Credit Documents or in any other documents relating to the Secured Obligations, or by law (including, without limitation, levy of attachment or garnishment), the rights and remedies of a secured party under the UCC of the jurisdiction applicable to the affected Pledged Collateral.

(b)                                 Sale of Pledged Collateral.  Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Collateral Agent may, in their sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law.  To the extent permitted by law, any Secured Party may in such event bid for the purchase of such securities.  Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed postage prepaid to Pledgor in accordance with the notice provisions of Section 11.1 of the Credit Agreement at least 10 days before the time of such sale.  The Collateral Agent shall not be obligated to make any sale of Pledged Collateral of Pledgor regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c)                                  Private Sale.  Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgor recognizes that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act of 1933.  Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of Charlotte, North Carolina (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Collateral Agent may, in such event, bid for the purchase of such Pledged Collateral.

(d)                                 Retention of Pledged Collateral. To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Collateral Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations.  Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have accepted or retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

(e)                                  Deficiency.  In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Secured Parties are legally entitled, the Pledgor shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans and together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency.  Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

(f)                                    Partial Exercise of Remedies/Failure to Exercise Remedies.  Pledgor hereby acknowledges and agrees that (i) the Collateral Agent shall not, in any case, be obligated to exercise any remedies contemplated hereunder, (ii) the Collateral Agent may, in their sole discretion, exercise any remedy contemplated hereunder with respect to all or any portion of the Pledged Collateral, and (iii) any failure by the Collateral Agent upon an Event of Default hereunder to exercise its remedies with respect to any portion or the whole of the Pledged Collateral shall not constitute a waiver of its right to exercise such remedies at any point in the future during such Event of Default or any later Event of Default.

10.                                 Rights of the Collateral Agent.

(a)                                  Power of Attorney.  In addition to other powers of attorney contained herein, Pledgor hereby designates and appoints the Collateral Agent, on behalf of the Secured Parties, and each of their designees or agents as attorney-in-fact of Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

(i)                                     to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral of Pledgor, all as the Collateral Agent may reasonably determine;

(ii)                                  to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral of Pledgor and enforcing any other right in respect thereof;

(iii)                               to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

(iv)                              to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of Pledgor;

(v)                                 to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

(vi)                              to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of Pledgor;

(vii)                           to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of Pledgor;

(viii)                        to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein;

(ix)                                to exchange any of the Pledged Collateral of Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Collateral Agent may determine;

(x)                                   to vote for a shareholder or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Capital Stock of Pledgor into the name of the Collateral Agent or one or more of the Secured Parties or into the name of any transferee to whom the Pledged Capital Stock of Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and

(xi)                                to do and perform all such other acts and things as the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of Pledgor.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Credit Party Obligations are not fully satisfied.  The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Pledge Agreement and shall not be liable for any failure to do so or any delay in doing so.  The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in their individual capacities or their capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct.  This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

(b)                                 Assignment by the Collateral Agent.  The Collateral Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof to a successor Collateral Agent under the Credit Agreement and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Pledge Agreement in relation thereto.

(c)                                  The Collateral Agent’s Duty of Care.  Other than the exercise of reasonable care to ensure the safe custody of the Pledged Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgor shall be responsible for preservation of all rights in the Pledged Collateral of Pledgor, and the Collateral Agent shall be relieved of all responsibility for such Pledged Collateral upon surrendering it or tendering the surrender of it to Pledgor.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accord their own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent have or are deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

(d)                                 Voting Rights in Respect of the Pledged Collateral.

(i)                                     So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement (including, without limitation, Section 6(g) hereof); and

(ii)                                  Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon become vested in the Collateral Agent which shall then have the sole right to exercise such voting and other consensual rights.

(f)                                    Dividend and Distribution Rights in Respect of the Pledged Collateral.

(i)                                     So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove), distributions or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

(ii)                                  Upon the occurrence and during the continuance of an Event of Default:

(A)                              all rights of Pledgor to receive the dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to subsection (i) of this Section shall cease and all such rights shall thereupon be vested in the Collateral Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

(B)                                all dividends, distributions and interest payments which are received by Pledgor contrary to the provisions of subsection (A) of this Section shall be received in trust for the benefit of the Secured Parties, shall be segregated from other property or funds of Pledgor, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

(g)                                 Release of Pledged Collateral.  The Collateral Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

11.                                 Rights of Required Lenders and Actions of Collateral Agent.

(a)                                  Rights of Required Lenders to Act for Collateral Agent.  All rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, in its capacity as a Lender Entity, may be exercised by the Required Lenders.

(b)                                 Actions of Collateral Agent.  All actions of the Collateral Agent hereunder (including the exercise of the remedies set forth in Section 9 hereof) shall be taken with the unanimous consent of each of the Collateral Agent, except to the extent the Secured Obligations with respect to the credit facility administered by such Lender Entity are fully satisfied, in which case such Lender Entity’s consent shall not be required.

12.                                 Application of Proceeds.  Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of any Pledged Collateral, when received by the Collateral Agent or any of the Secured Parties in cash or its equivalent, will be applied pro rata to the Secured Obligations in respect of the Credit Agreement and the Credit Documents.  Following such pro rata allocation, such proceeds shall be applied in reduction of the Secured Obligations in the order set forth in Section 3.15(b) of the Credit Agreement.  Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent’ sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

13.                                 Costs and Expenses. At all times hereafter, whether or not upon the occurrence of an Event of Default, the Pledgors agree to promptly pay upon demand any and all reasonable costs and expenses (including, without limitation, reasonably attorneys’ fees) of the Collateral Agent and the Secured Parties (a) as required under the Credit Agreement and (b) as necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Pledged Collateral.  All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.

14.                                 Continuing Agreement.

(a)                                  This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until such time as the Credit Party Obligations under the Credit Agreement are Fully Satisfied.  At such time as such obligations are fully satisfied, this Pledge Agreement shall be automatically terminated and the Collateral Agent and the Secured Parties shall, upon the request and at the expense of the Pledgor, (i) return all certificates representing the Pledged Capital Stock, all other certificates and instruments constituting Pledged Collateral and all instruments of transfer or assignment which have been delivered to the Collateral Agent pursuant to this Pledge Agreement and (ii) forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgor evidencing such termination.  Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

(b)                                 This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

15.                                 Amendments; Waivers; Modifications.  This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated unless such amendment, waiver, modification, change, discharge or termination is evidenced in writing and signed by the Collateral Agent and the Pledgor.

16.                                 Successors in Interest.  This Pledge Agreement shall create a continuing security interest in the Collateral and shall be binding upon Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, to the benefit of the Collateral Agent and the Secured Parties and their successors and permitted assigns; provided, however, that the Pledgor may not assign its rights or delegate its duties hereunder without the prior written consent of the requisite Lenders, as required by the

Credit Agreement, and the Collateral Agent.  To the fullest extent permitted by law, Pledgor hereby releases the Collateral Agent and each Secured Party, and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Collateral, except, as applicable, for any liability arising from the gross negligence or willful misconduct of the Collateral Agent, or such Secured Party, or its officers, employees or agents.

17.                                 Notices.  All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 11.1 of the Credit Agreement.

18.                                 Counterparts.  This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

19.                                 Headings.  The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Pledge Agreement.

20.                                 Governing Law.

THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF EXCEPT TO THE EXTENT THAT PERFECTION AND REMEDIES ARE NECESSARILY GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

21.                                 Waiver of Jury Trial.

EACH OF THE PLEDGOR AND THE COLLATERAL AGENT HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY AND TO THE FULLEST EXTENT PERMITTED BY LAW WAIVES ANY RIGHTS THAT IT MAY HAVE TO CLAIM OR RECEIVE CONSEQUENTIAL OR SPECIAL DAMAGES IN CONNECTION WITH ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

22.                                 Consent to Jurisdiction.

(a)                                  Any legal action or proceeding with respect to this Pledge Agreement may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Pledge Agreement, the Pledgor hereby irrevocably accepts for himself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts.  The Pledgor further irrevocably consents to the service of process in any manner permitted by law.  Nothing herein shall affect the right of any Secured Party to commence legal proceedings or to otherwise proceed against the Pledgor in any other jurisdiction.

(b)                                 The Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Pledge Agreement in the courts referred to in Section 22(a).  Each of the parties hereto hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

23.                                 Severability.  If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

24.                                 Entirety.  This Pledge Agreement, the Credit Agreement, the other Credit Documents and any other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Agreement, the other Credit Documents or the transactions contemplated herein and therein.

25.                                 Survival.  All representations and warranties of the Pledgor hereunder shall survive the execution and delivery of this Pledge Agreement, the Credit Agreement, the other Credit Documents, the delivery of the Notes under the Credit Agreement, the making of the loans under the Credit Agreement.

26.                                 Other Security.  To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by Pledgor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent and the Secured Parties shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral Agent and the Secured Parties have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent and the Secured Parties shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent’ and the Secured Parties’ rights or the Secured Obligations under this Pledge Agreement, the Credit Agreement, the other Credit Documents or any other documents relating to the Secured Obligations.

[remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGOR:

USRP HOLDING CORP., a Texas corporation

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

Accepted and agreed as of the date first above written.

COLLATERAL AGENT:

BANK OF AMERICA, N.A., as Collateral Agent for the Secured Parties

By:
Name:
Title:

Schedule 2(a)

to

Pledge Agreement

dated as of                 , 2003 in favor of

the Collateral Agent

PLEDGED CAPITAL STOCK

1.                                       USRP (S&C), LLC, a Texas limited liability company.

Schedule 2(b)

to

Pledge Agreement

dated as of                 , 2003 in favor of

the Collateral Agent

PLEDGED CAPITAL STOCK

[None.]

3

Exhibit 4(a)

to

Pledge Agreement

dated as of                 , 2003 in favor of

the Collateral Agent

Irrevocable Stock Power

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

the following shares of [Capital Stock] of                                             , a                                 :

No. of Shares	Certificate No.

and irrevocably appoints                                                        its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer.  The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

,
a corporation

By:
Name:
Title:

4

EXHIBIT B

FORM OF AMENDED AND RESTATED REVOLVING NOTE

AMENDED AND RESTATED REVOLVING NOTE

$30,000,000	July 31, 2003

FOR VALUE RECEIVED, U.S.  RESTAURANT  PROPERTIES OPERATING, L.P., a Delaware corporation, USRP FUNDING 2002-A, L.P., a Texas limited partnership, USRP (S&C), LLC, a Texas limited liability company and USRP Holding Corp., a Texas corporation (collectively, the “Borrower”), hereby promise to pay to the order of BANK OF AMERICA, N.A., its successors and assigns (the “Lender”), at the office of Bank of America, N.A., as Agent (the “Agent”), at 101 North Tryon Street, Independence Center, NC1-001-15-04, Charlotte, North Carolina  28255 (or at such other place or places as the holder hereof may designate), at the times set forth in the Credit Agreement dated as of May 31, 2002 among the Borrower, the Guarantors, the Lenders and the Agent (as it may be as amended, modified, restated or supplemented from time to time, the “Credit Agreement”; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Maturity Date, in Dollars and in immediately available funds, the principal amount of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.1(d) of the Credit Agreement.

Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1 of the Credit Agreement.  Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys’ fees.

This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

This Note is an amendment to, and is in substitution and replacement of that certain Revolving Note dated as of May 31, 2002 in the principal amount of $35,000,000.00 (the “Replaced Note”).  This Note represents the same indebtedness represented by the Replaced Note and is not intended to constitute a novation in any manner whatsoever.

[remainder of page left intentionally blank – signature page to follow]

5

IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

BORROWER:	U.S. RESTAURANT PROPERTIES OPERATING, L.P.

By: USRP MANAGING, INC.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP FUNDING 2002-A, L.P.

By: USRP (SFGP) 2, LLC

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (S&C), LLC

By: USRP Holding Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP HOLDING CORP.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

6